United States Securities And Exchange Commission
                              Washington, DC 20549
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                                    FORM 8-K

                                 Current Report
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       July 9, 2004
                                                       -------------------------


                                    NN, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                           0-23486                 62-1096725
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
   Incorporation or Organization)      File Number)       Identification Number)

              2000 Waters Edge Drive, Johnson City, Tennessee 37604
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:            (423) 743-9151
                                                       -------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

On July 9, 2004, the Company issued a press release announcing its expected date of release of second quarter 2004 financial results and conference call. It also announced that increased Sarbanes-Oxley compliance costs and additional inventory reduction will impact results for the second quarter and the full year. A copy of the entire press release is incorporated herein by reference and attached to this report as an exhibit.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits. The following exhibits are filed herewith:

            99.1 Press Release dated July 9, 2004.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NN, INC.


Dated:   July 9, 2004          By: /s/ William C. Kelly, Jr.
                                   ---------------------------------------------
                                   William C. Kelly, Jr.,
                                   Secretary, Treasurer and Chief Administrative Officer

Exhibit No.                 Description

     99.1         Press Release of NN, Inc. dated July 9, 2004.